                                                                     EXHIBIT 4.1

                                Loudeye Corp.(TM)

NUMBER SHARES

                        Loudeye Corp.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS

    THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK NJ

                                  COMMON STOCK


THIS CERTIFIES THAT                                            CUSIP 545754 10 3

      __________________________________________________

      __________________________________________________

      __________________________________________________

is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 EACH OF

      Loudeye Corp.
      1130 Rainier Avenue South
      Seattle, WA  98144
      T: (206) 832-4000
      F: (206) 832-4003

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-Laws, as from time to time amended, of the Corporation (copies of which are on file at the office of the Transfer Agent), and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

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Dated:

                                          /s/ Michael A. Brochu
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                          /s/ Eric S. Carnell
                                          SECRETARY

     COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.         [SEAL]
     TRANSFER AGENT AND REGISTRAR

BY:
      _____________________________________
      AUTHORIZED SIGNATURE

                  Loudeye Corp.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations and restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription of the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT ___________ Custodian ___________
TEN ENT - as tenants by the entireties               (Cust)                (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to the Minors
          survivorship and not as tenants        Act ______________________
          in common                               (State)

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      Additional abbreviations may also be used though not in the above list.

      For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

________________________________________

________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________

__________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

__________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
      WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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__________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
      WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
      WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO B.E.C. RULE 17Ad-15.